SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

the ("Exchange Act")

Date of Report (date of earliest event reported): February 26, 2004

Ceristar, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware                                                         87-0642448

(State or Other Jurisdiction                                         (I.R.S. Employer

of incorporation)                                               Identification Number)

50 West Broadway, Suite 1100

Salt Lake City, Utah 84101

(Address of Principal Executive Offices) (Zip Code)

(801) 350-2017

(Registrant's Telephone Number, Including Area Code)

Item 5:

Other Events and Required FD Disclosure.

On February 26, 2004, CeriStar, Inc. issued a press release regarding an update to shareholders for its progress in 2003 and strategic plans. A copy of the press release is attached as Exhibit 99.1

Item 7:

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

99.1           Press Release dated February 26, 2004.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERISTAR, INC.

/s/ Fred Weismiller

Fred Weismiller

Chief Executive Officer

Dated:

March 5, 2004